Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS Investor Presentation As of March 31, 2021

» Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through March 31, 2021, approximately $17.2 billion in contracts originated » Approximately 783 employees as of March 31, 2021 » $205.5 million contract originations in Q1 2021; $742.6 million contract originations in 2020; $1.0 billion contract originations in 2019 » $2.1 billion outstanding managed portfolio as of March 31, 2021 » Headquarters in Las Vegas, Nevada. Branches in California, Nevada, Illinois, Virginia and Florida

$0.00 $2.00 $4.00 $6.00 $8.00 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 New Contract Purchases ($ in mm) $1,000 $1,500 $2,000 $2,500 Total Managed Portfolio ($ in mm) 0.0% 1.0% 2.0% Return on Managed Assets (1)

CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Customer Contact –  Workflow Management Receivables Accounting System Credit Application Servicing Activities –  Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

» Results influenced by transition to fair value accounting, early adoption of CECL and the pandemic (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. March 31, 2021 March 31, 2020 December 31, 2020 December 31, 2019 Interest Income 12.4% 13.0% 12.7% 14.0% Mark to Fin. Recs. at FV (0.8%) (1.7%) (1.3%) 0.0% Servicing and Other Income 0.3% 0.3% 0.2% 0.4% Interest Expense (3.9%) (4.4%) (4.4%) (4.6%) Net Interest Margin 7.9% 7.2% 7.3% 9.8% Provision for Credit Losses 0.0% (0.6%) (0.6%) (3.6%) Core Operating Expenses (6.4%) (6.1%) (5.9%) (5.8%) Pretax Return on Assets 1.5% 0.5% 0.9% 0.4% Quarter Ended Twelve Months Ended

(1) According to Experian Automotive Other National Industry Players » Santander Consumer USA » Exeter Finance Corp » Global Lending Services » Westlake Financial » Credit Acceptance Corp. » GM Financial – Americredit » Capital One » Wells Fargo U.S Market for Auto Finance » $1.3 trillion auto loans outstanding at Q1 2021 (1) » Approximately 38% of auto financings in Q1 2021 were below prime (FICO < 661) (1) » Historically fragmented market » Few dominant players » Significant barriers to entry

» Contracts purchased from dealers in 46 states across the U.S. in Q1 2021 » As of March 31, 2021, had 66 employee sales representatives Contracts Purchased in Q1 2021 - $205.5 million Factory Franchised , 90% Independent , 10% 14% 2% 3% 6% 12% 6% 13% 12% 6% 5% 4%

» Since inception through March 31, 2021, the Company has originated approximately $17.2 billion in contracts $206 $0 $200 $400 $600 $800 $1,000 $1,200 ($ in millions)

$2,119 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions)

(1) Under the CPS programs for contracts purchased for the three months ended March 31, 2021 » 25% New » 8% Certified Pre - Owned » 67% Pre - owned » 44% Domestic » 56% Imports Primarily late model, pre - owned vehicles 0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production

» CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum (1) Under the CPS programs for contracts purchased for the three months ended March 31, 2021. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 13.06% $23,117 $83,661 7.2 587 8% Super Alpha 15.74% $23,321 $73,748 6.9 567 11% Alpha Plus 17.38% $22,066 $64,457 4.9 568 21% Alpha 20.26% $19,424 $53,423 4.0 567 31% Standard 22.04% $16,105 $48,372 2.8 568 18% Mercury / Delta 23.08% $15,201 $44,731 2.7 564 7% First Time Buyer 23.03% $14,400 $41,146 1.6 570 4% Overall 19.21% $19,140 $56,743 4.1 569 100%

(1) Under the CPS programs for contracts purchased for the three months ended March 31, 2021. • Average age 41 years • Average time in job 5 years • Average time in residence 6 years • Average credit history 11 years • Average household income $56,743 per year • Percentage of homeowners 18% Borrower : • Average amount financed $19,140 • Weighted average monthly payment $507 • Weighted average term 69 months • Weighted average APR 19.2% • Weighted average LTV 113.9 % Contract:

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Integrated customer contact system coordinates phone, text, chat, email and IVR activity. » Workloads allocated based on specialization and behavioral scorecards, for efficiency and focus

» $200 million in interim funding capacity through two credit facilities » $100 million with Citibank; revolves to December 2022, due in December 2023 » $100 million with Ares / Credit - Suisse; revolves to November 2021, due in November 2023 » Regular issuer of asset - backed securities, providing long - term matched funding » $15.3 billion in 89 deals from 1994 through April 2021. » Completed 39 senior subordinated securitizations since the beginning of 2011. » In the January 2021 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 1.11%. » In the April 2021 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 1.65%. » As of March 31, 2021, total corporate debt of $23.7 million in subordinated unsecured retail notes. » $20.5 million residual financing outstanding as of March 31, 2021.

» Average of quarterly vintage cumulative net losses as of March 31, 2021 » Improved credit performance of more recent vintages 2016 2017 2018 2019 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 2013 2014 2015 2016 2017 2018 2019

» Average of quarterly vintage cumulative net losses as of March 31, 2021 » Improved credit performance of more recent vintages 2016 2017 2018 2019 -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% 11.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 2013 2014 2015 2016 2017 2018 2019

(1) Numbers may not add due to rounding. ($ in millions) March 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Assets Cash 9.2$ 13.5$ 5.3$ 12.8$ Restricted cash 159.4 130.7 135.5 117.3 Finance receivables, net of allowance 337.6 411.3 885.9 1,454.7 Finance receivables, measured at fair value 1,533.7 1,523.7 1,444.0 821.1 Deferred tax assets, net 27.5 28.5 15.5 19.2 Other assets 28.4 38.2 53.0 60.6 2,095.8$ 2,145.9$ 2,539.2$ 2,485.7$ Liabilities Accounts payable and accrued expenses 50.4$ 43.1$ 47.1$ 31.7$ Warehouse lines of credit 71.1 119.0 134.8 136.9 Residual interest financing 20.5 25.4 39.5 39.1 Securitization trust debt 1,791.6 1,803.7 2,097.7 2,063.6 Subordinated renewable notes 23.7 21.3 17.5 17.3 1,957.3 2,012.5 2,336.6 2,288.6 Shareholders' equity 138.5 133.4 202.6 197.1 2,095.8$ 2,145.9$ 2,539.2$ 2,485.7$

(1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020. ($ in millions) March 31, 2021 March 31, 2020 December 31, 2020 December 31, 2019 December 31, 2018 Revenues Interest income 66.1$ 79.2$ 295.0$ 337.1$ 380.3$ Mark to finance receivables at fair value (4.4) (10.4) (29.5) - - Other income 1.4 2.0 5.7 8.7 9.5 63.1 70.8 271.2 345.8 389.8 Expenses Employee costs 20.2 21.8 80.2 80.9 79.3 General and administrative 14.1 15.3 55.4 59.4 57.2 Interest 20.9 27.0 101.3 110.5 101.5 Provision for credit losses - 3.6 14.1 85.8 133.1 55.2 67.7 251.0 336.6 371.1 Pretax income 7.9 3.1 20.1 9.2 18.7 Income tax expense (benefit) (2) 2.8 (7.7) (1.6) 3.8 3.8 Net income (benefit) 5.1$ 10.8$ 21.7$ 5.4$ 14.9$ EPS (fully diluted) 0.21$ 0.45$ 0.90$ 0.22$ 0.59$ Years EndedThree Months Ended

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) March 31, 2021 March 31, 2020 December 31, 2020 December 31, 2019 December 31, 2018 Auto contract purchases 205.5$ 266.0$ 742.6$ 1,002.8$ 902.4$ Total managed portfolio 2,119.1$ 2,435.1$ 2,175.0$ 2,416.0$ 2,380.9$ Risk-adjusted margin (1) 42.2$ 40.2$ 155.7$ 149.5$ 155.2$ Core operating expenses (2) $ amount 34.2$ 37.1$ 135.6$ 140.3$ 136.5$ % of avg. managed portfolio 6.4% 6.1% 5.9% 5.8% 5.8% Pretax return on managed assets (3) 1.5% 0.5% 0.9% 0.4% 0.8% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 7.8% 12.4% 12.1% 15.5% 13.9% Annualized net charge-offs As a % of total owned portfolio 6.3% 7.0% 6.5% 8.0% 7.7% Three Months Ended Years Ended

» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Thirty - eight consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity » CPSS currently trading at a discount to book value

» Originations volumes down significantly in 2020 compared to 2019. » Each quarter of 2020 results include provisions for credit losses and mark downs to fair value receivables due to pandemic. » April 2020 furlough / layoff of 11% of workforce. » Approximately 35% of workforce transitioned to work from home in April 2020, returned to the office in June 2020. » Increased extensions of payments in April and May 2020.

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

 Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such estimates may be adversely affected by various factors, which include (in addition to risks relating to the COVD - 19 pandemic and to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; and economic conditions in geographic areas in which the Company's business is concentrated. The accuracy of such estimates may also be affected by the effects of the COVID - 19 pandemic and of governmental responses to said pandemic, which have included prohibitions on certain means of enforcement of receivables, and may include additional restrictions, as yet unknown, in the future. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance.